SCHEDULE 14C INFORMATION

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TRANSAMERICA SERIES TRUST

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TRANSAMERICA SERIES TRUST

Transamerica Managed Risk – Conservative ETF VP

(formerly, Transamerica Vanguard ETF Portfolio - Conservative VP)

Transamerica Managed Risk – Balanced ETF VP

(formerly, Transamerica Vanguard ETF Portfolio - Balanced VP)

Transamerica Managed Risk – Growth ETF VP

(formerly, Transamerica Vanguard ETF Portfolio - Growth VP)

4600 S. Syracuse Street, Suite 1100

Denver, CO 80237

Telephone: 1-888-233-4339

September 3, 2015

This information statement (“Information Statement”) is being furnished by the Board of Trustees (the “Board” or “Trustees”) of Transamerica Series Trust to the shareholders of Transamerica Managed Risk – Conservative ETF VP (formerly, Transamerica Vanguard ETF Portfolio - Conservative VP), Transamerica Managed Risk – Balanced ETF VP (formerly, Transamerica Vanguard ETF Portfolio - Balanced VP), and Transamerica Managed Risk – Growth ETF VP (formerly, Transamerica Vanguard ETF Portfolio - Growth VP)(each a “Portfolio” and, together, the “Portfolios”). The Portfolios are sub-advised by Milliman Financial Risk Management LLC (“Milliman” or the “Sub-Adviser”) pursuant to a sub-advisory agreement between Transamerica Asset Management, Inc. (“TAM” or the “Adviser”) and Milliman, as amended, a copy of which is attached hereto as Exhibit A (the “New Sub-Advisory Agreement”). The Information Statement provides information regarding the Sub-Adviser and the terms of the New Sub-Advisory Agreement.

Transamerica Series Trust (“TST” or the “Trust”) is organized as a Delaware statutory trust. Each Portfolio is a series of the Trust.

The new Sub-Adviser took over day-to-day management of the Portfolios on July 1, 2015. Prior to July 1, 2015, Aegon USA Investment Management, LLC (“AUIM”) served as sub-adviser to the Portfolios. In connection with the change in sub-adviser, and as discussed in the Prospectus, Summary Prospectus and Statement of Additional Information supplement dated April 17, 2015: (i) changes were made to the name, principal investment strategies and risks, and portfolio managers of each Portfolio; and (ii) a new advisory fee schedule was established that reduces TAM’s advisory fee schedule with respect to each Portfolio. TAM continues to serve as the Portfolios’ investment adviser.

This Information Statement is provided in lieu of a proxy statement to each Portfolio’s shareholders of record as of July 1, 2015 (the “Record Date”), pursuant to the terms of an exemptive order (the “Order”) issued by the U.S. Securities and Exchange Commission (the “SEC”) on August 5, 1998. The Order permits TAM to enter into and materially amend sub-advisory agreements (with non-affiliated entities) subject to the approval of the Board, including a majority of Trustees who are not parties to the agreement and are not interested persons, as defined in the Investment Company Act of 1940, as amended (the “1940 Act”), of the parties to the agreement (the “Independent Trustees”), without obtaining shareholder approval. Pursuant to the Order, however, each Portfolio is required to provide certain information about a new sub-advisory agreement to its shareholders.

A Notice of Internet Availability of the Information Statement is being mailed on or about September 3, 2015. The Portfolios will bear the costs associated with preparing and distributing this Information Statement and the Notice of Internet Availability of the Information Statement to shareholders.

The annual report of the Portfolios is sent to shareholders of record following the Portfolios’ fiscal year end. The Portfolios’ fiscal year end is December 31. The Portfolios will furnish, without charge, a copy of its annual and semi-annual report to a shareholder upon request. Such requests should be directed to the Portfolios by calling toll free 1-888-233-4339. Copies of the annual and semi-annual report of the Portfolios also are available on the EDGAR Database on the SEC’s Internet site at www.sec.gov.

The enclosed material is for your information only. It is not a proxy statement and you are not being asked to vote. Please note that only one copy of the Notice of Internet Availability may be delivered to two or more investors who share an address, unless the Portfolios have received instructions to the contrary. Please contact the Portfolio at the address and phone number set forth above if you have any questions.

We Are Not Asking You For a Proxy and You Are Requested Not To Send Us a Proxy.

The Information Statement will be available on the Portfolios’ website at http://www.transamericaseriestrust.com/pdf/2014/ourPortfolios/Transamerica-American-Funds-Managed-Risk-VP-0615.pdf until at least December 3, 2015. A paper or email copy of the Information Statement may be obtained, without charge, by contacting the Portfolios at 1-888-233-4339.

TRANSAMERICA SERIES TRUST

Transamerica Managed Risk – Conservative ETF VP

(formerly, Transamerica Vanguard ETF Portfolio - Conservative VP)

Transamerica Managed Risk – Balanced ETF VP

(formerly, Transamerica Vanguard ETF Portfolio - Balanced VP)

Transamerica Managed Risk – Growth ETF VP

(formerly, Transamerica Vanguard ETF Portfolio - Growth VP)

INFORMATION STATEMENT

At a special meeting of the Board held April 15, 2015, the Board approved, at the Adviser’s recommendation, a New Sub-Advisory Agreement with Milliman for the Portfolios, as described below, effective July 1, 2015. Milliman took over day-to-day management of the Portfolios on July 1, 2015. As discussed in the Prospectus, Summary Prospectus and Statement of Additional Information supplement dated April 17, 2015: (i) changes were made to the name, principal investment strategies and risks, and portfolio managers of each Portfolio; and (ii) a new advisory fee schedule was established that reduces TAM’s advisory fee schedule with respect to each Portfolio. TAM continues to serve as the Portfolios’ investment adviser.

This Information Statement describes the Sub-Adviser and the terms of the New Sub-Advisory Agreement.

TERMS OF THE ADVISORY AGREEMENT

TAM, a Florida corporation located at 4600 S. Syracuse Street, Suite 1100, Denver, CO 80237, manages the assets of the Portfolios pursuant to an Amended and Restated Investment Advisory Agreement (the “Advisory Agreement”), dated January 23, 2014, which was last approved by the Board, including a majority of the Independent Trustees, on June 10, 2015. TAM is directly owned by Transamerica Premier Life Insurance Company (“TPLIC”) (77%) and AUSA Holding Company (“AUSA”) (23%), both of which are indirect, wholly owned subsidiaries of Aegon NV. TPLIC is owned by Commonwealth General Corporation (“Commonwealth”) (87.72%) and Aegon USA, LLC (“Aegon USA”) (12.28%). Commonwealth and AUSA are wholly owned by Aegon USA. Aegon USA is wholly owned by Aegon US Holding Corporation, which is wholly owned by Transamerica Corporation (DE). Transamerica Corporation (DE) is wholly owned by The Aegon Trust, which is wholly owned by Aegon International B.V., which is wholly owned by Aegon NV, a Netherlands corporation, and a publicly traded international insurance group.

TAM has agreed, under each Portfolio’s Advisory Agreement, to regularly provide the Portfolio with investment advisory services, including management, supervision and investment research and advice and shall furnish a continuous investment program for the Portfolio’s investment objectives, policies and restrictions, as stated in the Portfolio’s prospectus and statement of additional information. TAM is permitted to enter into contracts with sub advisers, subject to the Board’s approval. For each of the Portfolios, TAM currently acts as a “manager of managers” and has hired the Sub-Adviser to furnish investment advice and recommendations and has entered into the Sub-Advisory Agreement with the Sub-Adviser. In acting as a manager of managers, TAM provides investment advisory services that include, without limitation, oversight and monitoring of the Sub-Adviser, daily monitoring of the Sub-Adviser’s buying and selling of securities for the Portfolio and regular review and evaluation of the Sub Advisers performance and adherence to investment style and process.

No officer or Trustee of the Portfolios is a director, officer or employee of the Sub-Adviser. No officer or Trustee of the Portfolios, through the ownership of securities or otherwise, has any other material direct or indirect interest in the Sub-Adviser or any other person controlling, controlled by or under common control with the Sub-Adviser. Since the Record Date, none of the Trustees of the Portfolios has had any material interest, direct or indirect, in any material transactions, or in any material proposed transactions, to which the Sub-Adviser or any of its affiliates was or is to be a party.

TERMS OF THE PRIOR SUB-ADVISORY AGREEMENT

Prior to July 1, 2015, AUIM served as sub-adviser to the Portfolios. AUIM is located at 4333 Edgewood Road NE, Cedar Rapids, IA 52499.

AUIM provided sub-advisory services to the Portfolios pursuant to an Investment Sub-Advisory Agreement between TAM and AUIM (the “AUIM Sub-Advisory Agreement”). As sub-adviser to the Portfolios, AUIM was responsible for managing the assets of the Portfolio in a manner consistent with the terms of the AUIM Sub-Advisory Agreement and the investment objective, strategies and policies of each Portfolio. The AUIM Sub-Advisory Agreement was dated March 22, 2011, and was last approved by the Board, including a majority of the Independent Trustees, on June 18, 2014. The AUIM Sub-Advisory Agreement was approved by each Portfolio’s initial shareholder prior to the Portfolio’s launch.

COMPARISON OF THE SUB-ADVISORY AGREEMENTS

Descriptions of the sub-advisory fee rates payable by the Adviser to Milliman under the New Sub-Advisory Agreement and the sub-advisory fees paid by the Adviser to AUIM under the AUIM Sub-Advisory Agreement appear below under the caption “Sub-Advisory Fees.”

As discussed below under the caption “Evaluation by the Board,” the New Sub-Advisory Agreement was approved by the Board at a special meeting held April 15, 2015, and was effective as of July 1, 2015. The New Sub-Advisory Agreement has an initial term with respect to each Portfolio of two years from the effective date (unless sooner terminated in accordance with its terms). Thereafter, continuance of the New Sub-Advisory Agreement shall be subject to the specific approval, at least annually, by vote of a majority of the Independent Trustees, at a meeting called for the purpose of voting on such approval, and by either an affirmative vote of a majority of the Trustees of the Portfolio or a vote of the majority of outstanding voting securities (as that term is defined in the 1940 Act) of the Portfolio.

The terms of the AUIM Sub-Advisory Agreement and those of the New Sub-Advisory Agreement are substantially similar. Under the New Sub-Advisory Agreement, the sub-advisory fee rates payable by the Adviser to the Sub-Adviser have decreased. A description of the sub-advisory fee rates appears below under the caption “Sub-Advisory Fees.”

Under the terms of the New Sub-Advisory Agreement, like the AUIM Sub-Advisory Agreement, subject to the supervision of the Trust’s Board and TAM, the Sub-Adviser shall regularly provide the Portfolios (with respect to such portion of each Portfolio’s assets as shall be allocated to the Sub-Adviser by TAM from time to time (the “Allocated Assets”)) with investment research, advice, management and supervision and shall furnish a continuous investment program for the Allocated Assets consistent with each Portfolio’s investment objectives, policies and restrictions, as stated in the Portfolios’ current Prospectuses and Statement of Additional Information, and subject to such other restrictions and limitations as directed by the officers of TAM or the Trust by reasonable notice in writing to the Sub-Adviser.

The New Sub-Advisory Agreement provides that the Sub-Adviser may place orders for the purchase and sale of portfolio securities with such broker-dealers who provide research and brokerage services to the Portfolios within the meaning of Section 28(e) of the Securities Exchange Act of 1934, to the Sub-Adviser, or to any other Portfolio or account over which the Sub-Adviser or its affiliates exercise investment discretion. The New Sub-Advisory Agreement also provides that, subject to such policies and procedures as may be adopted by the Board and officers of the Portfolios, the Sub-Adviser may pay a member of an exchange, broker or dealer an amount of commission for effecting a securities transaction in excess of the amount of commission another member of an exchange, broker or dealer would have charged for effecting that transaction, in such instances where the Sub-Adviser has determined in good faith that such amount of commission was reasonable in relation to the value of the brokerage and research services provided by such member, broker or dealer, viewed in terms of either that particular transaction or the Sub-Adviser’s overall responsibilities with respect to the Portfolios and to other Portfolios and clients for which the Sub-Adviser exercises investment discretion. The AUIM Sub-Advisory Agreement contained similar provisions.

The New Sub-Advisory Agreement provides that it: (i) may be terminated with respect to any Portfolio at any time, without the payment of any penalty, either by vote of the Board or by vote of a majority of the outstanding voting securities of the Portfolio; (ii) may be terminated by TAM at any time, without the payment of any penalty; (iii) may be terminated by the Sub-Adviser upon 90 days’ prior written notice to TAM; and (iv) will terminate immediately in the event of its assignment (within the meaning of the 1940 Act) by the Sub-Adviser and shall not be assignable by TAM without the written consent of the Sub-Adviser. The AUIM Sub-Advisory Agreement contained similar provisions.

As compensation for the services performed by the Sub-Adviser under the New Sub-Advisory Agreement, TAM shall pay the Sub-Adviser out of the advisory fee it receives with respect to the Portfolios, as promptly as possible after the last day of each month, a fee, computed daily as a percentage of average daily net assets on an annual basis. As outlined below under “Sub-Advisory Fees,” the compensation the Sub-Adviser will receive from TAM under the New Sub-Advisory Agreement is currently the same as that received by AUIM under the AUIM Sub-Advisory Agreement and will potentially be lower in the future if certain additional breakpoints are reached at certain asset levels.

The New Sub-Advisory Agreement, like the AUIM Sub-Advisory Agreement, requires that the Sub-Adviser, at its expense, supply the Board, the officers of the Trust and the Adviser with all information and reports reasonably required by any of them and reasonably available to the Sub-Adviser relating to the services provided pursuant to the New Sub-Advisory Agreement, including such information that the Portfolios’ Chief Compliance Officer reasonably believes necessary for compliance with Rule 38a-1 under the 1940 Act.

The New Sub-Advisory Agreement states that the Sub-Adviser shall be responsible only for rendering the services called for thereunder in good faith and shall not be liable for any error of judgment or mistake of law, or for any loss arising out of any investment or for any act or omission in the execution of securities transactions for the Portfolios, provided that the Sub-Adviser is not protected against any liability to the Adviser or the Portfolios to which the Sub-Adviser would otherwise be subject by reason of willful misfeasance, bad faith, or gross negligence in the performance of its duties or by reason of its reckless disregard of its obligations and duties under the New Sub-Advisory Agreement. The AUIM Sub-Advisory Agreement contained similar provisions.

The New Sub-Advisory Agreement provides that unless the Adviser advises the Sub-Adviser in writing that the right to vote proxies has been expressly reserved to the Adviser or the Trust or otherwise delegated to another party, the Sub-Adviser shall exercise voting rights incident to any security purchased with, or comprising a portion of, each Portfolio’s securities managed by the Sub-Adviser, in accordance with that Sub-Adviser’s proxy voting policies and procedures without consultation with the Adviser or the Portfolios. In addition, the Sub-Adviser has the power to exercise rights, options, warrants, conversions privileges, and redemption privileges, and to tender securities pursuant to a tender offer. The Sub-Adviser agrees to furnish a copy of its proxy voting policies and procedures, and any amendments thereto, to the Adviser. The AUIM Sub-Advisory Agreement contained similar provisions.

The New Sub-Advisory Agreement provides that the Sub-Adviser, in performance of its duties, is and shall be an independent contractor and, unless otherwise expressly provided in the New Sub-Advisory Agreement or otherwise authorized in writing, shall have no authority to act for or represent the Portfolios or TAM in any way or otherwise be deemed to be an agent of the Portfolios or TAM. The AUIM Sub-Advisory Agreement did not contain a similar provision.

Investors should refer to Exhibit A attached hereto for the complete terms of the New Sub-Advisory Agreement. The summary of the New Sub-Advisory Agreement set forth herein is qualified in its entirety by provisions of the New Sub-Advisory Agreement as set forth in Exhibit A.

TAM ADVISORY FEES

Under the Advisory Agreement, each Portfolio pays the Adviser on an annual basis the following advisory fee based on the Portfolio’s average daily net assets:

0.31% of the first $50 million

0.29% over $50 million up to $250 million

0.27% in excess of $250 million*

*	For purposes of the sub-advisory fee calculation, the assets managed by Milliman are aggregated across the Portfolios.

Prior to July 1, 2015, each Portfolio paid the Adviser 0.32% of the first $50 million, 0.30% over $50 million up to $250 million and 0.28% in excess of $250 million with respect to each Portfolio for its services with respect to each Portfolio’s average daily net assets on an annual basis.

The net assets are equal to the market value of each Portfolio. Fees are accrued daily and paid by each Portfolio monthly.

SUB-ADVISORY FEES

Under the New Sub-Advisory Agreement, the Adviser (not the Portfolios) pays Milliman the following sub-advisory fees for its services with respect to each of Portfolio’s average daily net assets on an annual basis:

0.10% of the first $50 million

0.09% over $50 million up to $250 million

0.07% in excess of $250 million

Under the AUIM Sub-Advisory Agreement, the Adviser (not the Portfolios) paid AUIM 0.12% of the first $50 million, 0.10% over $50 million up to $250 million and 0.08% in excess of $250 million for its services with respect to each Portfolio’s average daily net assets on an annual basis.

The following table shows the management fees paid to TAM and Sub-Advisory fees paid by TAM to AUIM for each Portfolio for the fiscal year ended December 31, 2014.

	Advisory Fees (after waivers/expense reimbursements)	Advisory Fees Waived/Expenses Reimbursed	Sub-Advisory Fees Paid (Net of Fees Reimbursed)

Transamerica Managed Risk – Conservative ETF VP	$10,550,622	$0	$3,057,321

Transamerica Managed Risk – Balanced ETF VP	$ 1,884,777	$0	$581,366

Transamerica Managed Risk – Growth ETF VP	$7,517,232	$0	$2,195,554

INFORMATION REGARDING THE SUB-ADVISER

Milliman’s Managed Risk Strategy is included in a range of investment options totaling over $70 billion in portfolio value as of July 1, 2015. Milliman is a wholly owned subsidiary of Milliman, Inc. and has been a registered investment adviser since 2011. Milliman’ principal business address is 71 S.Wacker Drive, 31st Floor, Chicago, IL 60606.

Portfolio Manager

Name	Sub-Adviser	Positions Over Past Five Years
Adam Schenck, CFA	Milliman Financial Risk Management LLC	Portfolio Manager of each Portfolio since 2015; joined Milliman Financial Risk Management LLC in 2005, Principal and Managing Director

Management and Governance. Listed below are the names, positions and principal occupations of the directors and principal executive officers of the Sub-Adviser as of December 31, 2014. The principal address of each individual as it relates to his or her duties at the Sub-Adviser is the same as that of the Sub-Adviser.

Name	Position with Milliman
Milliman, Inc.	Sole Member

Management Activities. Milliman acts as sub-adviser, as indicated, for the following registered investment companies with investment objectives similar to the Portfolios:

Comparable Portfolio for which Milliman serves as Sub-Adviser	Assets of Comparable Portfolio Managed by Milliman (as of December 31, 2014)	Sub-advisory Fee for Comparable Portfolio Paid to Milliman (of average net assets)
AFIS Managed Risk Funds	$2,355,133,461	0.10%
Transamerica BlackRock Managed Risk Funds	$20,770,142	0.15%-0.10% (sliding scale)
Forethought FVIT Funds	$890,132,995	0.15%-0.10% (sliding scale)
Jackson National JNL/MMRS Funds	$89,228,561	0.20%-0.15% (sliding scale)
TOPS™ Managed Risk Funds	$3,107,713,327	0.20%
Calvert VP Volatility Managed Portfolios	$217,202,459	0.20%

EVALUATION BY THE BOARD

At a special meeting of the Board held April 15, 2015, the Board considered the termination of AUIM as sub-adviser for the Portfolios and the approval of Milliman as replacement sub-adviser. Following their review and consideration, the Trustees determined that the terms of the new sub-advisory agreements between TAM and Milliman with respect to the Portfolios are reasonable and that the termination of AUIM as sub-adviser to each Portfolio and approval of the New Sub-Advisory Agreements is in the best interests of the Portfolios and their shareholders. The Board, including the Independent Trustees, unanimously approved the New Sub-Advisory Agreements for an initial two-year period and authorized TAM to terminate the sub-advisory agreements with AUIM.

To assist the Trustees in their consideration of the New Sub-Advisory Agreements, the Trustees received in advance of their meeting certain materials and information. In addition, the Independent Trustees consulted with Independent Counsel, discussing, among other things, the legal standards and certain other considerations relevant to the Trustees’ deliberations.

Among other matters, the Trustees considered:

(a) that TAM advised the Trustees that the appointment of Milliman is not expected to result in any diminution in the nature, extent and quality of services provided to the Portfolios and their shareholders, including compliance services;

(b) that Milliman is an experienced and respected asset management firm and TAM believes that Milliman has the capabilities, resources and personnel necessary to provide sub-advisory services to each Portfolio based on an assessment of Milliman’s management of other funds of funds and the services that Milliman provides to other Transamerica mutual funds;

(c) the proposed responsibilities of Milliman for each Portfolio and the services expected to be provided by it;

(d) the fact that the sub-advisory fees payable to Milliman would be paid by TAM and not the Portfolios;

(e) that the advisory fee rate paid by each Portfolio to TAM would decrease, and that the sub-advisory fees to be paid by TAM to Milliman is reasonable in light of the services to be provided; and

(f) that TAM recommended to the Trustees that Milliman be appointed as sub-adviser to each Portfolio based on TAM’s desire to engage an investment sub-adviser with a proven track record.

A discussion followed that included consideration of these and other matters.

In their deliberations, the Trustees evaluated a number of considerations that they believed, in light of the legal advice furnished to them by independent legal counsel and their own business judgment, to be relevant. They based their decisions on the considerations discussed here, among others, although they did not identify any consideration or particular information that was controlling of their decisions, and each Trustee may have attributed different weights to the various factors.

Nature, Extent and Quality of the Services to be Provided. In evaluating the nature, extent and quality of the services to be provided by Milliman under the New Sub-Advisory Agreements, the Trustees considered, among other things, information provided by TAM and Milliman regarding the operations, facilities, organization and personnel of Milliman, the anticipated ability of Milliman to perform its duties under the New Sub-Advisory Agreement, and the anticipated changes to the current investment program and other practices of the Portfolios. The Trustees considered the proposed changes to each Portfolio’s principal investment strategies and related risks. The Trustees considered that TAM has advised the Trustees that the appointment of Milliman is not expected to result in any diminution in the nature, extent and quality of services provided to the Portfolios and their shareholders, including compliance services. The Trustees considered that Milliman is an experienced and respected asset management firm and that TAM believes that Milliman has the capabilities, resources and personnel necessary to provide sub-advisory services to each Portfolio based on the assessment of Milliman’s management of other funds of funds and the services provided to other Transamerica mutual funds.

Based on their review of the materials provided and the information they had received from TAM, the Trustees determined that Milliman can provide sub-advisory services that are appropriate in scope and extent in light of the proposed investment program for each Portfolio and that Milliman’s appointment is not expected to adversely affect the nature, extent and quality of services provided to the Portfolios.

Investment Performance. The Trustees considered Milliman’s performance, investment management experience, capabilities and resources. The Trustees reviewed the performance of each Portfolio as compared to the back-tested performance of the applicable strategy to be followed by Milliman. The Trustees considered that the back-tested performance compared favorably to the performance of Transamerica Managed Risk – Conservative ETF VP for the 1-year period ended December 31, 2014 and to the Portfolio’s primary benchmark for the periods shown. They noted that the back-tested performance compared favorably to the performance of Transamerica Managed Risk – Balanced ETF VP for the 1- and 3-year periods and to the Portfolio’s primary benchmark for the 3- and 5-year periods ended December 31, 2014. The Trustees also noted that the back-tested performance compared favorably to the performance of Transamerica Managed Risk – Growth ETF VP for the 1- and 3- year periods and since the Portfolio’s inception for the period ended December 31, 2014.

On the basis of this information and the Trustees’ assessment of the nature, extent and quality of the services to be provided by Milliman, the Trustees concluded that Milliman is capable of generating a level of investment performance that is appropriate in light of each Portfolio’s investment objectives, policies and strategies.

Sub-Advisory Fee, Cost of Services Provided and Profitability. The Trustees considered the proposed sub-advisory fee schedule under the New Sub-Advisory Agreement, including a reduction in the advisory fee schedule of each Portfolio. The Trustees noted that the advisory fee rate payable by each Portfolio would decrease and that Milliman had agreed to aggregate the assets of the Portfolios for purposes of calculating the advisory fee rate payable by TAM to Milliman. The Trustees noted that the proposed advisory fee rate for Transamerica Managed Risk – Conservative ETF VP was above the Lipper and Morningstar peer group medians, the proposed advisory fee rate for Transamerica Managed Risk – Balanced ETF VP was below the Morningstar peer group median and above the Lipper peer group median, and the proposed advisory fee rate for Transamerica Managed Risk – Growth ETF

VP was below the Lipper peer group median and above the Morningstar peer group median. The Trustees also noted that the total annual operating expenses for each Portfolio were expected to be below the applicable Lipper and Morningstar peer group medians.

On the basis of these considerations, together with the other information it considered, the Trustees determined that the sub-advisory fee to be received by Milliman under the New Sub-Advisory Agreement is reasonable in light of the services to be provided. With respect to Milliman’s costs and profitability in providing services to the Portfolios, the Trustees noted that the sub-advisory fee rates are the product of arm’s-length negotiation between TAM and Milliman. As a result, the Trustees did not consider Milliman’s anticipated profitability as material to its decision to approve the New Sub-Advisory Agreement.

Economies of Scale. The Trustees considered the sub-advisory fee schedules and the existence of breakpoints in both the advisory and sub-advisory fee schedules for each Portfolio. The Trustees noted that TAM negotiated with Milliman to have the assets of the three Portfolios aggregated for purposes of determining the applicable sub-advisory fee rate. The Trustees concluded that they would have the opportunity to periodically reexamine whether the Portfolios have achieved economies of scale, and the appropriateness of advisory fee payable by each Portfolio to TAM, and fees payable by TAM to Milliman, in the future.

Fall-Out Benefits. The Trustees considered any incidental benefits expected to be derived by Milliman from its relationships with the Portfolios. The Trustees noted that TAM would not realize soft dollar benefits from its relationship with Milliman, and that Milliman may engage in soft dollar arrangements consistent with applicable law and “best execution” requirements.

Conclusion. After consideration of the factors described above, as well as other factors, the Trustees, including all of the Independent Trustees, concluded that the approval of the New Sub-Advisory Agreement is in the best interests of each Portfolio and its shareholders and voted to approve the New Sub-Advisory Agreement.

BROKERAGE INFORMATION

There were no brokerage commissions incurred on security transactions placed with affiliates of the Adviser or Sub-Adviser for the fiscal year ended December 31, 2014.

ADDITIONAL INFORMATION

TAM, the Trust’s investment adviser, Transamerica Fund Services, Inc., the Trust’s transfer agent and administrator, and Transamerica Capital, Inc., the Trust’s principal underwriter, are each located at 4600 S. Syracuse Street, Suite 1100, Denver, CO 80237.

As of August 31, 2015, the Trustees and officers of the Portfolios, individually and as a group, owned beneficially less than 1% of the outstanding shares of each Portfolio.

As of August 31, 2015, the following persons owned of record 5% or more of the outstanding interests in the Portfolios:

Name & Address	Portfolio Name	Class	Shares	Pct
AEGON Financial Partners - Florida Transamerica Premier Life Ins Co WRL Series Life Account 570 Carillon Pkwy St Petersburg FL 33716-1294	Transamerica Managed Risk – Balanced ETF VP	INV	119,878.269	58.86%
TCM Division Transamerica Premier Life Insurance Company Separate Account VA Cc 570 Carillon Pkwy St Petersburg FL 33716-1294	Transamerica Managed Risk – Balanced ETF VP	INV	53,783.456	26.41%
TCM Division Transamerica Financial Life Ins Co Tflic Separate Account Vny 570 Carillon Pkwy St Petersburg FL 33716-1294	Transamerica Managed Risk – Balanced ETF VP	INV	23,471.279	11.52%
TCM Division Transamerica Life Insurance Company Separate Account VA B 570 Carillon Pkwy St Petersburg FL 33716-1294	Transamerica Managed Risk – Balanced ETF VP	SVC	485,691,991.666	92.57%
TCM Division Transamerica Financial Life Ins Co Separate Account VA Bny 570 Carillon Pkwy St Petersburg FL 33716-1294	Transamerica Managed Risk – Balanced ETF VP	SVC	37,826,439.835	7.21%
AEGON Financial Partners - Florida Transamerica Asset Management, Inc. Transamerica Asset Manage - Seed 570 Carillon Pkwy St Petersburg FL 33716-1294	Transamerica Managed Risk – Conservative ETF VP	INV	1,017.444	100.00%
TCM Division Transamerica Life Insurance Company Separate Account VA B 570 Carillon Pkwy St Petersburg FL 33716-1294	Transamerica Managed Risk – Conservative ETF VP	SVC	63,532,281.225	89.42%
TCM Division Transamerica Financial Life Ins Co Separate Account VA Bny 570 Carillon Pkwy St Petersburg FL 33716-1294	Transamerica Managed Risk – Conservative ETF VP	SVC	7,212,725.816	10.15%
AEGON Financial Partners - Florida Transamerica Premier Life Ins Co WRL Series Life Account 570 Carillon Pkwy St Petersburg FL 33716-1294	Transamerica Managed Risk – Growth ETF VP	INV	498,749.052	81.70%

Name & Address	Portfolio Name	Class	Shares	Pct
TCM Division Transamerica Premier Life Insurance Company Separate Account VA Cc 570 Carillon Pkwy St Petersburg FL 33716-1294	Transamerica Managed Risk – Growth ETF VP	INV	81,738.498	13.39%
TCM Division Transamerica Life Insurance Company Separate Account VA B 570 Carillon Pkwy St Petersburg FL 33716-1294	Transamerica Managed Risk – Growth ETF VP	SVC	304,804,534.350	89.10%
TCM Division Transamerica Financial Life Ins Co Separate Account VA Bny 570 Carillon Pkwy St Petersburg FL 33716-1294	Transamerica Managed Risk – Growth ETF VP	SVC	35,863,795.727	10.48%

Any shareholder who holds beneficially 25% or more of a Portfolio may be deemed to control the Portfolio until such time as such shareholder holds beneficially less than 25% of the outstanding common shares of the Portfolio. Any shareholder controlling a Portfolio may be able to determine the outcome of issues that are submitted to shareholders for vote and may be able to take action regarding the Portfolio without the consent or approval of other shareholders. As of August 31, 2015, the following persons held beneficially 25% or more of the Portfolio.

Name & Address	Portfolio Name	Shares Owned	Percentage of Portfolio
TCM Division Transamerica Life Insurance Company Separate Account VA B 570 Carillon Pkwy St Petersburg FL 33716-1294	Transamerica Managed Risk – Balanced ETF VP	485,691,991.666	92.54%
TCM Division Transamerica Life Insurance Company Separate Account VA B 570 Carillon Pkwy St Petersburg FL 33716-1294	Transamerica Managed Risk – Conservative ETF VP	63,532,281.225	89.42%
TCM Division Transamerica Life Insurance Company Separate Account VA B 570 Carillon Pkwy St Petersburg FL 33716-1294	Transamerica Managed Risk – Growth ETF VP	304,804,534.350	88.94%

The Trust is a Delaware statutory trust and as such is not required to hold annual meetings of shareholders, although special meetings may be called for the Portfolios, or for the Trust as a whole, for purposes such as electing or removing Trustees, changing fundamental policies or approving an advisory contract. Shareholder proposals to be presented at any subsequent meeting of shareholders must be received by the Trust at the Trust’s office within a reasonable time before the proxy solicitation is made.

By Order of the Board of Trustees, Transamerica Series Trust

Tané T. Tyler
Vice President, Associate General Counsel, Chief Legal Officer and Secretary Transamerica Asset Management, Inc.

September 3, 2015

EXHIBIT A

INVESTMENT SUB-ADVISORY AGREEMENT

MILLIMAN FINANCIAL RISK MANAGEMENT, LLC

This Agreement, entered into as of November 10, 2014 by and between Transamerica Asset Management, Inc., a Florida corporation (referred to herein as “TAM”) and Milliman Financial Risk Management LLC, a Delaware limited liability company (referred to herein as the “Subadviser”).

TAM is the investment adviser to Transamerica Series Trust (the “Trust”), an open-end investment company registered under the Investment Company Act of 1940 (collectively with the rules and regulations promulgated thereunder and any exemptive orders thereunder, the “1940 Act”). TAM wishes to engage the Subadviser to provide certain investment advisory services to each series of the Trust listed on Schedule A hereto (collectively, the “Funds” and each, a “Fund”). The Subadviser desires to furnish services for the Trust and to perform the functions assigned to it under this Agreement for the considerations provided. Accordingly, the parties have agreed as follows:

1.     Appointment. In accordance with the Investment Advisory Agreement between the Trust and TAM (the “Advisory Agreement”), TAM hereby appoints the Subadviser to act as subadviser with respect to the Funds for the period and on the terms set forth in this Agreement. The Subadviser accepts such appointment and agrees to render or cause to be rendered the services set forth for the compensation herein specified.

2.     Subadvisory Services. In its capacity as subadviser to the Funds, the Subadviser shall have the following responsibilities:

(a)

Subject to the supervision of the Trust’s Board of Trustees (the “Board”) and TAM, the Subadviser shall regularly provide the Funds with respect to such portion of each Fund’s assets as shall be allocated to the Subadviser by TAM from time to time (the “Allocated Assets”) with investment research, advice, management and supervision and shall furnish a continuous investment program for the Allocated Assets consistent with the Funds’ investment objectives, policies and restrictions, as stated in the Funds’ current Prospectus and Statement of Additional Information, and subject to such other restrictions and limitations as directed by the officers of TAM or the Trust by notice in writing to the Subadviser. The Subadviser shall, with respect to the Allocated Assets, determine from time to time what securities and other investments and instruments will be purchased, retained, sold or exchanged by the Funds and what portion of the Allocated Assets will be held in the various securities and other investments in which the Funds invest, and shall implement those decisions (including the negotiation and execution of investment documentation and agreements, including, without limitation, swap, futures, options and other agreements with counterparties, on the Funds’ behalf as the Subadviser deems appropriate from time to time in order to carry out its responsibilities hereunder, provided the Subadviser provides TAM prompt notice of any new investment agreements and any material amendments to existing investment agreements and the opportunity for legal review), all subject to the provisions of the Trust’s Declaration of Trust and By-Laws (collectively, the “Governing Documents”), the 1940 Act and the applicable rules and regulations promulgated thereunder by the Securities and Exchange Commission (the “SEC”), interpretive guidance issued thereunder by the SEC staff and any other applicable federal and state law, as well as the investment objectives, policies and restrictions of the Funds referred to above, any written instructions and directions of the Board or TAM provided to the Subadviser from time to time, and any other specific policies adopted by the Board and disclosed to the Subadviser. The Subadviser’s responsibility for providing investment research, advice, management and supervision to the Funds is limited to that discrete portion of each Fund represented by the Allocated Assets and the Subadviser is prohibited from directly or indirectly consulting with any other subadviser for a portion of the Funds’ assets concerning Fund transactions in securities or other assets. The Subadviser is authorized to give instructions with respect to the Allocated Assets to the custodian of the Funds as to deliveries of securities and other investments and payments of cash for the account of the Funds. Subject to applicable provisions of the 1940 Act, the investment program to be provided hereunder may entail the investment of all or substantially all of the assets of the Funds in one or more investment companies.

(b)

The Subadviser will place orders pursuant to its investment determinations for the Funds either directly with the issuer or with any broker or dealer, foreign currency dealer, futures commission merchant or others selected by it. In connection with the selection of such brokers or dealers and the placing of such orders, subject to applicable law, brokers or dealers may be selected who also provide brokerage and research services (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”)) to the Funds and/or the other accounts over which the Subadviser or its affiliates exercise investment discretion. The Subadviser is authorized to pay a broker or dealer who provides such brokerage and research services a commission for executing a portfolio transaction for the Funds which is in excess of the amount of commission another broker or dealer would have charged for effecting that transaction if the Subadviser determines in good faith that such amount of commission is reasonable in relation to the value of the brokerage and research services provided by such broker or dealer. This determination may be viewed in terms of either that particular transaction or the overall responsibilities which the Subadviser and its affiliates have with respect to accounts over which they exercise investment discretion. The Board may adopt policies and procedures that modify and restrict the Subadviser’s authority regarding the execution of the Funds’ portfolio transactions provided herein.

(c)

Each Fund hereby authorizes any entity or person associated with the Subadviser which is a member of a national securities exchange to effect any transaction on the exchange for the account of such Fund which is permitted by Section 11(a) of the Exchange Act and Rule 11a2-2(T) thereunder, and such Fund hereby consents to the retention of compensation for such transactions in accordance with Rule 11a2-2(T)(a)(2)(iv). Notwithstanding the foregoing, the Subadviser agrees that it will not deal with itself, or with Trustees of the Trust or any principal underwriter of the Funds, as principals or agents in making purchases or sales of securities or other property for the account of the Funds, nor will it purchase any securities from an underwriting or selling group in which the Subadviser or its affiliates is participating, or arrange for purchases and sales of securities between a Fund and another account advised by the Subadviser or its affiliates, except in each case as permitted by the 1940 Act and in accordance with such policies and procedures as may be adopted by the Funds from time to time, and will comply with all other provisions of the Governing Documents and the Funds’ then-current Prospectus and Statement of Additional Information relative to the Subadviser and its directors and officers.

(d)

Unless TAM advises the Subadviser in writing that the right to vote proxies has been expressly reserved to TAM or the Trust or otherwise delegated to another party, the Subadviser shall exercise voting rights incident to any security purchased with, or comprising a portion of, the Allocated Assets, in accordance with the Subadviser’s proxy voting policies and procedures without consultation with TAM or the Funds. The Subadviser agrees to furnish a copy of its proxy voting policies and procedures, and any amendments thereto, to TAM. The Subadviser agrees to provide TAM in a timely manner with all information relating to the Subadviser necessary for preparation of the Funds’ proxy statements or other required mailings, as may be needed from time to time.

(e)

The Subadviser will monitor the security valuations of the Allocated Assets. If the Subadviser believes that the Funds’ carrying value for a security does not fairly represent the price that could be obtained for the security in a current market transaction, the Subadviser will notify TAM promptly. In addition, the Subadviser will be available to consult with TAM in the event of a pricing problem and to participate in the Trust’s Valuation Committee meetings.

(f)

The Subadviser represents and warrants that none of the information or work product utilized by it in connection with its provision of subadvisory services pursuant to this Agreement infringes on any third party patent, copyright, trade secret, trademark, or other intellectual property rights of any kind, without limitation, and that there is no actual or threatened claim or lawsuit by any third party for infringement of those rights. Subadviser further represents and warrants that it shall promptly inform TAM if, after the effective date, Subadviser receives an actual or threatened claim or lawsuit by any third party based on a violation of such rights.

3.     Activities of the Subadviser. Nothing in this Agreement shall limit or restrict the right of any director, officer, or employee of the Subadviser to engage in any other business or to devote his or her time and attention in part to the management or other aspects of any other business, whether of a similar nature or a dissimilar nature, nor to limit or restrict the right of the Subadviser to engage in any other business or to render services of any kind, including investment advisory and management services, to any other fund, firm, individual or association. If the purchase or sale of securities for the Funds and one or more other accounts of the Subadviser is considered at or about the same time, transactions in such securities will be allocated among the accounts in a manner deemed equitable by the Subadviser. Such transactions may be combined, in accordance with applicable laws and regulations, and consistent with the Subadviser’s policies and procedures as presented to the Board from time to time.

4.     Allocation of Charges and Expenses. During the term of this Agreement, each Fund will bear all expenses not expressly assumed by TAM or the Subadviser incurred in the operation of such Fund and the offering of its shares. Without limiting the generality of the foregoing:

(a)

Each Fund shall pay its allocable share of (i) fees payable to TAM pursuant to the Advisory Agreement; (ii) the cost (including brokerage commissions, if any) incurred in connection with purchases and sales of such Fund’s portfolio securities; (iii) expenses of organizing such Fund; (iv) filing fees and expenses relating to registering and qualifying and maintaining the registration and qualification of such Fund’s shares for sale under federal and state securities laws; (v) the compensation, fees and reimbursements paid to the Trust’s non-interested Trustees; (vi) custodian and transfer agent fees; (vii) legal and accounting expenses allocable to such Fund, including costs for local representation in the Trust’s jurisdiction of organization and fees and expenses of special counsel, if any, for the independent Trustees; (viii) all federal, state and local tax (including stamp, excise, income and franchise taxes) and the preparation and filing of all returns and reports in connection therewith; (ix) cost of certificates, if any, and delivery to purchasers; (x) expenses of preparing and filing reports with federal and state regulatory authorities; (xi) expenses of shareholders’ meetings and of preparing, printing and distributing proxy statements (unless otherwise agreed to by the Trust and TAM); (xii) costs of any liability, uncollectible items of deposit and other insurance or fidelity bonds; (xiii) any costs, expenses or losses arising out of any liability of, or claim for damage or other relief asserted against, the Trust for violation of any law; (xiv) expenses of preparing, typesetting and printing prospectuses and supplements thereto for existing shareholders and of reports and statements to shareholders; (xv) fees and expenses in connection with membership in investment company organizations and 12b-1 fees; and (xvi) any extraordinary expenses incurred by the Trust on behalf of such Fund.

(b)	TAM shall pay all expenses incurred by it in the performance of its duties under this Agreement. TAM shall also pay all fees payable to the Subadviser pursuant to this Agreement.

(c)

The Subadviser shall pay all expenses incurred by it in the performance of its duties under this Agreement. The Subadviser shall authorize and permit any of its directors, officers and employees, who may be elected as Trustees or officers of the Trust, to serve in the capacities in which they are elected, and shall pay all compensation, fees and expenses of such Trustees and officers.

5.     Obligation to Provide Information. Each party’s obligation to provide information shall be as follows:

(a)

TAM shall cause the Subadviser to be kept fully informed at all times with regard to the securities owned by each Fund, its funds available, or to become available, for investment, and generally as to the condition of each Fund’s affairs. TAM shall furnish the Subadviser with such other documents and information with regard to each Fund’s affairs as the Subadviser may from time to time reasonably request.

(b)

The Subadviser, at its expense, shall supply the Board, the officers of the Trust and TAM with all information and reports reasonably required by them and reasonably available to the Subadviser relating to the services provided by the Subadviser hereunder, including such information the Funds’ Chief Compliance Officer reasonably believes necessary for compliance with Rule 38a-1 under the 1940 Act.

6.     Compensation of the Subadviser. As compensation for the services performed by the Subadviser, TAM shall pay the Subadviser out of the advisory fee it receives with respect to each Fund, and only to the extent thereof, as promptly as possible after the last day of each month, a fee, computed daily at an annual rate set forth opposite each Fund’s name on Schedule A annexed hereto. The first payment of the fee shall be made as promptly as possible at the end of the month succeeding the effective date of this Agreement, and shall constitute a full payment of the fee due the Subadviser for all services prior to that date. If this Agreement is terminated as of any date not the last day of a month, such fee shall be paid as promptly as possible after such date of termination, shall be based on the average daily net assets of such Fund or, if less, the portion thereof comprising the Allocated Assets, in that period from the beginning of such month to such date of termination, and shall be prorated according to the ratio that the number of business days in such period bears to the number of business days in such month. The average daily net assets of each Fund, or portion thereof comprising the Allocated Assets, shall in all cases be based only on business days and be computed as of the time of the regular close of business of the New York Stock Exchange, or such other time as stated in such Fund’s then-current Prospectus or as may be determined by the Board.

7.     Compensation of Trustees, Officers and Employees. No Trustee, officer or employee of the Trust or the Funds shall receive from the Trust or the Funds any salary or other compensation as such Trustee, officer or employee while he is at the same time a director, officer, or employee of the Subadviser or any affiliated company of the Subadviser, except as the Board may decide. This paragraph shall not apply to Trustees, executive committee members, consultants and other persons who are not regular members of the Subadviser’s or any affiliated company’s staff.

8.     Term. This Agreement shall continue in effect with respect to each Fund, unless sooner terminated in accordance with its terms, for two years from its effective date, and shall continue in effect from year to year thereafter, provided such continuance is specifically approved at least annually by the vote of a majority of the Trustees who are not parties hereto or interested persons of any such party, cast in person at a meeting called for the purpose of voting on the approval of the terms of such renewal, and by either the Board or the affirmative vote of a majority of outstanding voting securities of such Fund.

9.     Termination. This Agreement may be terminated with respect to each Fund at any time, without penalty, by the Board or by the shareholders of such Fund acting by vote of at least a majority of its outstanding voting securities. This Agreement may also be terminated by TAM upon written notice to the Subadviser, without the payment of any penalty. The Subadviser may terminate the Agreement, without the payment of any penalty, only upon giving 90 days’ advance written notice to TAM. This Agreement shall terminate automatically in the event of its assignment by the Subadviser and shall not be assignable by TAM without the consent of the Subadviser. For the avoidance of doubt, it is understood that this Agreement may be amended, terminated or not renewed as to one or more Funds without affecting the other Funds hereunder.

10.     Use of Name. If this Agreement is terminated with respect to a Fund and the Subadviser no longer serves as subadviser to such Fund, the Subadviser reserves the right to withdraw from the Trust the right to the use of its name with respect to that Fund, or any name misleadingly implying a continuing relationship between such Fund and the Subadviser or any of its affiliates.

11.     Liability of the Subadviser. The Subadviser may rely on information reasonably believed by it to be accurate and reliable. The Subadviser assumes no responsibility under this Agreement other than to render the services called for hereunder, in good faith, and shall not be liable for any error of judgment or mistake of law, or for any loss arising out of any investment or for any act or omission in the execution of securities transactions for the Funds, provided that nothing in this Agreement shall protect the Subadviser against any liability to TAM or the Funds to which the Subadviser would otherwise be subject by reason of willful misconduct, bad faith, or gross negligence in the performance of its duties or by reason of its reckless disregard of its obligations and duties hereunder. As used in this Section 11, the term the “Subadviser” shall include any affiliates of the Subadviser performing services for the Trust or the Funds contemplated hereby and the partners, shareholders, directors, officers and employees of the Subadviser and such affiliates. Federal and state securities laws impose liabilities under certain circumstances on persons who act in good faith, and nothing in this Agreement shall in any way constitute a waiver or limitation of any rights that either party may have under any such laws.

12.     Dispute Resolution. If any dispute occurs between the parties, they shall attempt in good faith to resolve the dispute by mediation. In such mediation, the parties thereto will choose a mutually acceptable mediator. If such mediation fails after a good-faith effort has occurred, only then may a party institute litigation. If a party files a lawsuit, and both a state and a federal court have subject matter jurisdiction over all of the claims to be filed, then the party shall file such suit in federal district court. Both parties agree to waive the right to a trial by jury. The execution of this agreement shall impose no personal liability on the directors, officers or employees of TAM, the Trust, or Milliman.

13.     Meanings of Certain Terms. For the purposes of this Agreement, each Fund’s “net assets” shall be determined as provided in such Fund’s then-current Prospectus and Statement of Additional Information and the terms “assignment,” “interested person,” and “majority of the outstanding voting securities” shall have the meanings given to them by Section 2(a) of the 1940 Act, subject to such exemptions as may be granted by the SEC by any rule, regulation or order.

14.     Amendments. No provision of this Agreement may be changed, waived, discharged or terminated orally with respect to a Fund, but only by an instrument in writing signed by the party against which enforcement of the change, waiver, discharge or termination is sought. No material amendment of the Agreement shall be effective with respect to a Fund until approved, if so required by the 1940 Act, by vote of the holders of a majority outstanding voting securities of such Fund. Schedule A hereto may be amended at any time to add additional series of the Trust as agreed by the Trust, TAM and the Subadviser.

15.     Books and Records. The Subadviser agrees that it will keep records relating to its services hereunder in accordance with all applicable laws, and in compliance with the requirements of Rule 31a-3 under the 1940 Act, the Subadviser hereby agrees that any records that it maintains for the Funds are the property of the Funds, and further agrees to surrender promptly to each Fund any of such records upon such Fund’s request. The Subadviser further agrees to arrange for the preservation of the records required to be maintained by Rule 31a-1 under the 1940 Act for the periods prescribed by Rule 31a-2 under the 1940 Act.

16.     Independent Contractor. In the performance of its duties hereunder, the Subadviser is and shall be an independent contractor and, unless otherwise expressly provided herein or otherwise authorized in writing, shall have no authority to act for or represent a Fund or TAM in any way or otherwise be deemed to be an agent of a Fund or TAM.

17.     Miscellaneous. This Agreement embodies the entire agreement and understanding between the parties hereto, and supersedes all prior agreements and understandings relating to the subject matter hereof. Should any part of this Agreement be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected thereby. This Agreement shall be binding on and shall inure to the benefit of the parties hereto and their respective successors.

18.     Governing Law. This Agreement shall be construed and the provisions thereof interpreted under and in accordance with the laws of the State of Florida and the applicable provisions of the 1940 Act.

19.     Interpretation. Nothing contained herein shall be deemed to require the Trust to take any action contrary to its Governing Documents, or any applicable statutory or regulatory requirement to which it is subject or by which it is bound, or to relieve or deprive the Board of its responsibility for and control of the conduct of the affairs of the Trust.

[signature page to follow]

The parties hereto have caused this Agreement to be executed by their duly authorized signatories as of the date and year first above written.

TRANSAMERICA ASSET MANAGEMENT, INC.

By:	/s/ Christopher A. Staples

Name:	Christopher A. Staples
Title:	Senior Vice President and Chief Investment Officer, Investment Advisory Services
MILLIMAN FINANCIAL RISK MANAGEMENT LLC

By:	/s/ Ken Mungan

Name:	Ken Mungan
Title:	Principal

Schedule A

As Amended July 1, 2015

FUND	SUB-ADVISER COMPENSATION*
Transamerica BlackRock Global Allocation Managed Risk – Balanced VP	0.15% of the first $10 billion; 0.10% in excess of $10 million**
Transamerica BlackRock Global Allocation Managed Risk – Growth VP	0.15% of the first $10 billion; 0.10% in excess of $10 million**
Transamerica American Funds Managed Risk VP	0.15% of the first $10 billion; 0.10% in excess of $10 million
Transamerica Managed Risk – Conservative ETF VP	0.11% of the first $50 million; 0.09% from $50 million up to $250 million; 0.07% in excess of $250 million***
Transamerica Managed Risk – Balanced ETF VP	0.11% of the first $50 million; 0.09% from $50 million up to $250 million; 0.07% in excess of $250 million***
Transamerica Managed Risk – Growth ETF VP	0.11% of the first $50 million; 0.09% from $50 million up to $250 million; 0.07% in excess of $250 million***
*	As a percentage of average daily net assets on an annual basis.
**	The average daily net assets for the purpose of calculating sub-advisory fees will be determined on a combined basis.
***	The average daily net assets for the purpose of calculating sub-advisory fees will be determined on a combined basis.

TRANSAMERICA SERIES TRUST

Transamerica Managed Risk – Conservative ETF VP

(formerly, Transamerica Vanguard ETF Portfolio - Conservative VP)

Transamerica Managed Risk – Balanced ETF VP

(formerly, Transamerica Vanguard ETF Portfolio - Balanced VP)

Transamerica Managed Risk – Growth ETF VP

(formerly, Transamerica Vanguard ETF Portfolio - Growth VP)

4600 S. Syracuse Street, Suite 1100

Denver, CO 80237

Telephone: 1-888-233-4339

NOTICE OF INTERNET AVAILABILITY OF INFORMATION STATEMENT

This communication presents only an overview of the more complete Information Statement that is available to you on the internet relating to Transamerica Managed Risk – Conservative ETF VP (formerly, Transamerica Vanguard ETF Portfolio – Conservative VP), Transamerica Managed Risk – Balanced ETF VP (formerly, Transamerica Vanguard ETF Portfolio – Balanced VP), and Transamerica Managed Risk – Growth ETF VP (formerly, Transamerica Vanguard ETF Portfolio – Growth VP)(each a “Portfolio” and, together, the “Portfolios”), each a series of Transamerica Series Trust (the “Trust”). We encourage you to access and review all of the important information contained in the Information Statement.

The following material is available for view: Information Statement

The Information Statement details a recent sub-adviser change relating to each Portfolio. Specifically, the Board of Trustees of the Portfolios has approved a new sub-advisory agreement on behalf of each Portfolio between Transamerica Asset Management, Inc. (“TAM”) and Milliman Financial Risk Management LLC. The new sub-adviser took over day-to-day management of the Portfolios on July 1, 2015. In connection with the change in sub-adviser, and as discussed in the Prospectus, Summary Prospectus and Statement of Additional Information supplement dated April 17, 2015: (i) changes were made to the name, principal investment strategies and risks, and portfolio managers of each Portfolio; and (ii) a new advisory fee schedule was established that reduces TAM’s advisory fee schedule with respect to each Portfolio. TAM continues to serve as the Portfolios’ investment adviser.

The Trust and TAM have received an exemptive order (the “Order”) from the U.S. Securities and Exchange Commission that permits TAM to enter into and materially amend sub-advisory agreements (with non-affiliated entities) with the approval of the Board of Trustees, including a majority of Trustees who are not parties to the agreement and are not interested persons, as defined in the Investment Company Act of 1940, as amended, of the parties to the agreement, without obtaining shareholder approval. The Order instead requires that an information statement be sent to you. In lieu of physical delivery of the Information Statement, the Trust will make the Information Statement available to you online.

The full Information Statement will be available to review on the Portfolios’ website at http://www.transamericaseriestrust.com/pdf/2014/ourPortfolios/Transamerica-American-Funds-Managed-Risk-VP-0615.pdf until at least December 3, 2015. A paper or email copy of the Information Statement may be obtained, without charge, by contacting the Portfolio at 1-888-233-4339.

If you want to receive a paper or e-mail copy of the Information Statement, you must request one. There is no charge to you for requesting a copy.